Hodges Fund

Retail Class (Symbol: HDPMX)

Small Cap Fund

Retail Class Shares (Symbol: HDPSX)

Institutional Class Shares (Symbol: HDSIX)

Small Intrinsic Value Fund

Retail Class Shares (Symbol: HDSVX)

Blue Chip Equity Income Fund

Retail Class Shares (Symbol: HDPBX)

Supplement dated October 10, 2023

to the Fund’s Prospectus

dated September 25, 2023

The following amends information contained in the Fund’s current Prospectus and should be read in conjunction with the Fund’s current Prospectus.

1.	Shareholder Information - How to Redeem Shares – Redemptions by Telephone

The section “Shareholder Information- How to Redeem Shares – Redemptions by Telephone” on page 38 of the Prospectus is deleted in its entirety and replaced with the following:

Redemptions by Telephone: The telephone redemption privilege is automatically available to all new accounts. If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to a Fund and instruct it to remove this privilege from your account.

The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in a bank or brokerage firm in the United States as designated on your application. To redeem by telephone, call 1-866-811-0224. The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of your telephone instructions. Redemptions by mail can be shipped for overnight delivery. For such requests, a fee of $35 will be assessed to cover the cost of shipping. Retirement account investors will be asked whether or not to withhold taxes from any distribution.

The Funds reserve the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days. Neither the Funds, the transfer agent nor their respective affiliates will be liable for complying with

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telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions and you will be required to bear the risk of any such loss. The Funds or the transfer agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Funds and/or the transfer agent do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

During periods of high market activity, you may encounter higher than usual wait times. Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close. Neither the Fund nor its transfer agent will be held liable if you are unable to place your trade due to high call volume.

2.	Shareholder Information – Internet Transactions

The section “Shareholder Information – Internet Transactions” on pages 40-41 of the Prospectus is deleted in its entirety.

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information dated September 25, 2023, which provide information that you should know about the Funds before investing and should be retained for future reference. These documents are available upon request and without charge by calling the Funds at 1- 866-811-0224.